EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 14, 1992 appearing on page F-53 of Triton Energy Corporation's Annual Report on Form 10-K for the year ended May 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                               KPMG Peat Marwick
Brisbane, Australia

October 17, 1994